UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

Item 1 – Reports to Stockholders

Aberdeen Australia Equity Fund, Inc.

Annual Report
October 31, 2012

2012

Aberdeen Asia-Pacific Income Fund, Inc.
Aberdeen Australia Equity Fund, Inc.
Celebrating 25 years of investing in the Asia-Pacific region.
FAX
LISTED
NYSE
IAF
LISTED
NYSE
Aberdeen

Aberdeen

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification  (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2012, consisted of 65% net investment income and 35% net realized long-term capital gains.

In January 2013, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2012 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A., the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

December 5, 2012

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Australia Equity Fund, Inc. (the “Fund”) for the year ended October 31, 2012. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities.

Change in Investment Policy

The Fund invests primarily in equity securities of Australian companies. As reported in the January 13, 2012 press release and as previously disclosed in the Fund’s April 30, 2012 Semi-Annual Report, effective March 14, 2012, the Board approved a change to the Fund’s 80% non-fundamental policy. The Fund continues to invest in Australian equities but has greater flexibility to invest in Australian companies that are not listed on the Australian Stock Exchange Limited (“ASX”). Under the revised policy, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of Australian companies, but only 65% of its assets must be invested in ASX-listed companies.

In addition, the Board approved changes to the criteria used for determining whether a company is an “Australian Company” for purposes of the Fund’s 80% investment policy. “Australian Companies” are defined as companies that are tied economically to Australia. In determining whether an equity security is tied economically to Australia, the manager considers several criteria. The changes to the criteria are: (i) the criteria of the security being listed on S&P/Australian Stock Exchange Limited ASX 200 Accumulation Index was eliminated; (ii) listing on the ASX is one of several criteria to consider in classifying an issuer as an “Australian Company”; and (iii) whether a majority of an issuer’s assets are located in Australia or a majority of an issuer’s revenues are derived from Australian sources was added to the criteria. Upon effectiveness of the change, the criteria for determining whether a company is tied economically to Australia is whether the company: (i) is a constituent of the ASX; (ii) has its headquarters located in Australia; (iii) pays dividends on its stock in Australian dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with Australian regulatory authorities for sale in Australia; (viii) is incorporated in Australia; or (ix) has a majority of its assets located in Australia or a majority of its revenues derived from Australian sources. Certain of these criteria can be considered on their own in determining whether a company is “tied economically” to Australia, while others are only considered in combination with other criteria.

Total Return Performance

The Fund’s total return, based on net asset value (“NAV”), was 8.9% for the year ended October 31, 2012 and 8.5% per annum since inception, assuming the reinvestment of dividends and distributions, compared to the October 31, 2012 annual return of 7.8%, in U.S. Dollar terms, for the S&P/ASX 200 Accumulation Index (“ASX 200”), the Fund’s benchmark. The Fund’s annual total return is based on the reported NAV on October 31, 2012.

Share Price and NAV

The Fund’s share price increased by 0.7% over the year, from $10.31 on October 31, 2011 to $10.38 on October 31, 2012. The Fund’s share price on October 31, 2012 represented a premium of 4.0% to the NAV per share of $9.98 on that date, compared with a premium of 1.4% to the NAV per share of $10.17 on October 31, 2011.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2012, the Board of Directors of the Fund (the “Board”) determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in April 2012. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital.

On December 11, 2012, the Fund announced that it will pay on January 11, 2013, a distribution of US $0.25 per share to all shareholders of record as of December 31, 2012.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the fiscal year ended October 31, 2012 and fiscal year ended October 31, 2011, the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide additional, timely information to investors, including Fund performance and investment strategy, we would like to highlight the monthly fact sheets including fund manager commentary, which are posted to the Fund’s website at www.aberdeeniaf.com. Also, there are daily updates of share price, NAV and details of distributions. If you have any questions in relation to this information or suggestions on how to improve it further, we would be delighted to hear from you.

Please contact Aberdeen Asset Management Inc. by:

•	Calling toll free at 1-866-839-5205 in the United States;
•	Emailing InvestorRelations@aberdeen-asset.com;
•	Visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usClosed/home;
•	Visiting www.aberdeeniaf.com.

For additional information on Aberdeen’s family of closed-end funds, we invite you to visit our Closed-End Investor Center at www.aberdeen-asset.us/cef.

From the site you will also be able to review Fund performance, download literature and sign up for email services. The site houses topical information about the funds, including fact sheets from Morningstar® that are updated daily, tools that permit you to conduct performance charting and timely information from our fund managers, among other data. When you enroll in our online email services, we can ensure that you are among the first to know about Aberdeen’s latest closed-end fund news and receive alerts regarding upcoming fund manager web casts, films and other information.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communication from Aberdeen.

Yours sincerely,

Christian Pittard

President

All amounts are U.S Dollars unless otherwise stated.

Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager (unaudited)

Economic Review

The first quarter of the Fund’s fiscal year ended October 31, 2012, got off to a relatively flat start with the S&P/ASX 200 Accumulation Index (“ASX 200”), the Fund’s benchmark, rising by 0.25%. One of the notable events for the quarter was the Reserve Bank of Australia cutting interest rates for the first time since April 2009 twice by 0.25%, leaving the cash rate at 4.25%. These reductions were primarily a result of worries concerning the debt crisis in Europe with bond yields in Italy rising to over 7.00%, although they eased towards the end of the quarter, and the prime ministers of both Italy and Greece resigning. In Europe, the European Central Bank reduced interest rates by another 0.25%. In the United States, the Federal Reserve indicated that interest rates were likely to remain low until 2014. Australian resource shares were impacted by concerns regarding a slowdown in the Chinese economy, but bounced back in January 2012 on a recovery in prices. At the end of the quarter, the Australian Dollar remained strong, buying 1.06 U.S. Dollar. The Utility sector was the strongest during the quarter and Consumer Discretionary was the weakest.

During the second quarter of the Fund’s fiscal year, the ASX returned 2.49% with some wide divergence in sector performances. The best performing sector was Healthcare with a positive return of 14.90%, contrasted with Materials which returned (4.00)%. February is reporting season in Australia and earnings reports were generally mixed with analysts reducing their forward forecasts and companies commented on the negative effect of the strong Australian Dollar on their results. Despite these reports, the Fund did see some increased dividend pay-outs from some of its holdings. The Reserve Bank of Australia left interest rates unchanged over the quarter. One of the features affecting the Australian share market was the very subdued level of turnover compared to the prior year, an example February turnover was some 27.00% below the same time in 2011.

For the quarter ended July 31, 2012, the ASX 200 declined by 0.94%, as worries regarding the continuing decline of the European fiscal situation impacted stock market sentiment. Worries regarding the possible exit of Greece from the Euro, rising bond yields on Spanish debt and in Asia concern regarding slowing growth in China (albeit from high levels) impacted too. As a result, in May 2012 the Reserve Bank of Australia cut interest rates by 0.50% to 3.75% and this was followed by a further 0.25% cut in June 2012. In the same month China cut rates for the first time in a number of years, followed by a further cut in July 2012. Also in May 2012, the Australian Dollar fell against the U.S. Dollar, touching $0.97, but recovered to end at $0.0105 by the end of July 2012. The Telecommunications sector was the best performer for the quarter ended July 31, 2012 and Materials sector performed the poorest, declining by 14.30%.

The final quarter of the fiscal year was more positive with the ASX 200 up 5.91%. August is another reporting month in Australia and generally most results were in line with expectations and yet again pleasingly the Fund saw some decent but selective dividend increases from some of its holdings. Any comments from management accompanying results tended to be couched in cautionary terms. Stock market volumes remained low with October 2012’s turnover rate down 24.00% from 2011. In October 2012, the Reserve Bank of Australia cut interest rates a further 0.25%, citing a slowdown in the mining sector and weakening global growth, so ending the Fund’s fiscal year at 3.00%. In the United States during the quarter, the Federal Reserve indicated it would buy mortgage debt until the unemployment rate reduced. In Europe Standard & Poor’s downgraded Spain’s credit weighting to just above non-investment grade. The best performing sector was Information Technology and the worst performer was Utilities, which was slightly negative. The Australian Dollar ended the fiscal year against the U.S. Dollar at $0.0138.

Aberdeen Asset Management Asia Limited

Aberdeen Australia Equity Fund, Inc.

Portfolio Composition (unaudited)

October 31, 2012

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the ASX 200. As of October 31, 2012, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

As of October 31, 2012, the Fund held 96.5% of its net assets in equities, 1.5% in a short-term investment and 2.0% in other assets in excess of liabilities.

Asset Allocation as of October 31, 2012

by Standard & Poor’s Global Industry Classification Standard Sectors

Top Ten Equity Holdings (unaudited)

October 31, 2012

The following were the Fund’s top ten holdings as of October 31, 2012:

Name of Security	Percentage of Net Assets
BHP Billiton PLC – London Listing	10.0%
Woolworths Ltd.	7.1%
Rio Tinto PLC – London Listing	6.9%
Commonwealth Bank of Australia	6.6%
Australia & New Zealand Banking Group Ltd.	6.3%
QBE Insurance Group Ltd.	6.2%
Westfield Group Ltd.	4.6%
SP AusNet	4.0%
Westpac Banking Corp. Ltd.	4.0%
AGL Energy Ltd.	4.0%

Aberdeen Australia Equity Fund, Inc.

Average Annual Returns (unaudited)

October 31, 2012

The following table summarizes Fund performance compared to the S&P/ASX 200 Accumulation Index (“ASX 200”), the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2012.

	1 Year	3 Years	5 Years		10 Years
Net Asset Value (NAV)	8.9%	6.7%	(1.1%	)	14.4%
Market Value	11.8%	6.8%	0.0%		16.9%
Benchmark	7.8%	8.4%	(1.3%	)	15.7%

Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. The Fund’s annual total return is based on the reported NAV on October 31, 2012. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The net operating expense ratio is 1.33%.

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments

As of October 31, 2012

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—96.5%*
COMMON STOCKS—96.5%
CONSUMER DISCRETIONARY—3.5%
1,262,000	David Jones Ltd.	$3,492,828
1,551,200	Tatts Group Ltd.	4,505,178
		7,998,006
CONSUMER STAPLES—9.6%
407,900	Coca-Cola Amatil Ltd.	5,690,928
520,100	Woolworths Ltd.	15,864,023
		21,554,951
ENERGY—3.5%
122,600	Woodside Petroleum Ltd.	4,371,451
135,200	WorleyParsons Ltd.	3,457,312
		7,828,763
FINANCIALS—36.4%
1,778,100	AMP Ltd.	8,459,745
537,650	Australia & New Zealand Banking Group Ltd.	14,183,877
286,100	Australian Stock Exchange Ltd.	8,809,071
246,850	Commonwealth Bank of Australia	14,782,737
1,018,100	QBE Insurance Group Ltd.	13,909,225
943,800	Westfield Group Ltd.	10,432,871
701,960	Westfield Retail Trust	2,254,043
342,200	Westpac Banking Corp. Ltd.	9,047,052
		81,878,621
HEALTH CARE—5.1%
62,450	Cochlear Ltd.	4,612,038
139,950	CSL Ltd.	6,902,428
		11,514,466
INFORMATION TECHNOLOGY—3.2%
807,250	Computershare Ltd.	7,269,825
MATERIALS—23.7%
700,850	BHP Billiton PLC - London Listing	22,463,090
1,323,400	Incitec Pivot Ltd.	4,334,514
240,700	Newcrest Mining Ltd.	6,638,491
170,100	Orica Ltd.	4,430,900
310,900	Rio Tinto PLC - London Listing	15,531,448
		53,398,443
TELECOMMUNICATION SERVICES—3.5%
2,966,300	Singapore Telecommunications Ltd.	7,810,750
UTILITIES—8.0%
594,500	AGL Energy Ltd.	8,965,530
8,303,000	SP AusNet	9,134,649
		18,100,179
	Total Long-Term Investments—96.5% (cost $186,812,334)	217,354,004

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2012

Par Amount	Description	Value (US$)
SHORT-TERM INVESTMENT—1.5%
$ 3,440,000	Repurchase Agreement, State Street Bank & Trust Co., 0.15% dated 10/31/2012, due 11/01/2012 in the amount of $3,440,014 collateralized by U.S. Treasury Note, maturing 8/31/18; total market value of $3,510,500	$3,440,000
	Total Short-Term Investment—1.5% (cost $3,440,000)	3,440,000
	Total Investments—98.0% (cost $190,252,334)	220,794,004

	Other Assets in Excess of Liabilities—2.0%	4,440,698
	Net Assets—100.0%	$225,234,702

*	Security valued at fair value utilizing fair value model in accordance with valuation policies approved by the Board of Directors. See Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2012

Assets
Investments, at value (cost $186,812,334)	$217,354,004
Repurchase agreement, at value (cost $3,440,000)	3,440,000
Foreign currency, at value (cost $4,399,449)	4,438,151
Cash	457
Interest and dividends receivable	99,817
Prepaid expenses in connection with the at-the-market stock offering	152,559
Prepaid expenses	45,236
Total assets	225,530,224

Liabilities
Investment management fees payable (Note 3)	167,431
Administration fees (Note 3)	16,044
Investor relations fees payable (Note 3)	13,142
Other	98,905
Total liabilities	295,522

Net Assets	$225,234,702

Composition of Net Assets:
Common stock (par value $.01 per share)	$225,741
Paid-in capital in excess of par	164,921,111
Distributions in excess of net investment income	(1,287,616)
Accumulated net realized gain from investment transactions	234,039
Net unrealized appreciation on investments	11,109,520
Accumulated net realized foreign exchange gains	30,559,411
Net unrealized foreign exchange gains	19,472,496
Net Assets	$225,234,702
Net asset value per common share based on 22,574,121 shares issued and outstanding	$9.98	(a)

(a)	The NAV shown differs from the reported NAV on October 31, 2012 due to financial statement rounding and/or financial statement adjustments.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2012

Net Investment Income

Income
Dividend income (net of foreign withholding taxes of $76,655)	$10,388,291
Interest and other income	109,958
10,498,249

Expenses
Investment management fee (Note 3)	1,832,649
Administration fee (Note 3)	175,160
Directors’ fees and expenses	294,364
Investor relations fees and expenses (Note 3)	156,215
Reports to shareholders and proxy solicitation	106,878
Insurance expense	103,887
Independent auditors’ fees and expenses	58,400
Legal fees and expenses	50,863
Custodian’s fees and expenses	46,023
Transfer agent’s fees and expenses	29,573
Miscellaneous	61,380
Total expenses	2,915,392

Net investment income	7,582,857

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currencies

Net realized gain/(loss) from:
Investment transactions	19,758,990
Foreign currency transactions	(38,938)
19,720,052

Net change in unrealized appreciation/(depreciation) on:
Investments	6,177,944
Foreign currency translation	(13,634,382)
(7,456,438)
Net gain from investments and foreign currencies	12,263,614
Net Increase in Net Assets Resulting from Operations	$19,846,471

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$7,582,857	$8,400,931
Net realized gain from investment transactions	19,758,990	23,509,543
Net realized loss from foreign currency transactions	(38,938)	(78,187)
Net change in unrealized appreciation/depreciation on investments	6,177,944	(39,509,184)
Net change in unrealized appreciation/depreciation on foreign currency translation	(13,634,382)	897,323
Net increase/(decrease) in net assets resulting from operations	19,846,471	(6,779,574)

Distributions to Shareholders from:
Net investment income	(15,968,371)	(11,407,825)
Net realized gains	(8,411,680)	(9,817,561)
Tax return of capital	—	(3,898,244)
Net decrease in net assets from distributions	(24,380,051)	(25,123,630)

Common Stock Transactions:
Proceeds from the secondary stock offering (Note 5)	—	31,250,000
Proceeds from the at-the-market stock offering (Note 5)	—	9,050,999
Expenses in connection with the secondary stock offering	—	(1,753,771)
Expenses in connection with the at-the-market stock offering (Note 5)	152,559	(201,098)
Change in net assets from common stock transactions	152,559	38,346,130
Change in net assets resulting from operations	(4,381,021)	6,442,926

Net Assets:
Beginning of year	229,615,723	223,172,797
End of year (including distributions in excess of net investment income of ($1,287,616) and ($5,079,344), respectively)	$225,234,702	$229,615,723

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Financial Highlights

	For the Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net asset value, beginning of year	$10.17	$11.58	$10.96	$8.37	$18.53
Net investment income	0.34	0.39	0.32	0.29	0.51
Net realized and unrealized gains/(losses) on investments and foreign currencies	0.54	(0.68)	1.31	3.34	(8.83)
Total from investment operations	0.88	(0.29)	1.63	3.63	(8.32)
Distributions from:
Net investment income	(0.71)	(0.52)	(0.50)	(0.31)	(0.24)
Net realized gains	(0.37)	(0.44)	(0.06)	–	(0.84)
Tax return of capital	–	(0.18)	(0.45)	(0.73)	(0.76)
Total distributions	(1.08)	(1.14)	(1.01)	(1.04)	(1.84)
Offering cost on common stock	0.01	(0.09)	–	–	–
Impact of shelf offering	–	0.11	–	–	–
Net asset value, end of year	$9.98	$10.17	$11.58	$10.96	$8.37
Market value, end of year	$10.38	$10.31	$12.70	$11.40	$8.60

Total Investment Return Based on(b):
Market value	11.83%	(10.51% )	21.62%	50.76%	(45.57% )
Net asset value	9.00% (c)	(3.19% )	15.35%	48.92%	(47.83% )

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (000 omitted)	$225,235	$229,616	$223,173	$210,866	$160,886
Average net assets (000 omitted)	$218,950	$244,946	$211,324	$163,795	$282,702
Net operating expenses	1.33%	1.34%	1.39%	1.73%	1.26%
Net investment income	3.46%	3.43%	2.91%	3.41%	3.46%
Portfolio turnover	21%	30%	11%	16%	22%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements

October 31, 2012

1. Organization

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a closed-end, non-diversified management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities. The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of companies tied economically to Australia (each an “Australian Company”), and at least 65% of its total assets in equity securities, consisting of common stock, preferred stock and convertible stock, listed on the Australian Stock Exchange Limited (“ASX”). This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. The Board established the following criteria for determining whether a company is tied economically to Australia for purposes of the 80% test (and therefore an Australian Company), whether the company (i) is a constituent of the ASX; (ii) has its headquarters located in Australia, (iii) pays dividends on its stock in Australian Dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with Australian regulatory authorities for sale in Australia; (viii) is incorporated in Australia; or (ix) has a majority of its assets located in Australia or a majority of its revenues are derived from Australian sources. In addition to its non-fundamental 80% investment policy, the Fund has a fundamental policy to invest at least 65% of its total assets in equity securities, consisting of common stock, preferred stock and convertible preferred stock listed on the ASX. There can be no assurance that the Fund will achieve its investment objective.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

(a) Security Valuation:

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. A security using any of these pricing methodologies is determined as a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying fair valuation factors to the last sale price. Fair valuation factors are provided by an independent pricing service provider. If the pricing service is unable to provide a valuation factor, or if the valuation factor falls below a predetermined threshold, the security is valued at the last sale price and classified as a Level 1 investment. A security that applies a fair valuation factor is generally a Level 2 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the fair value of a security is determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2012

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair valuation factor	Fair value of market and/or sector indices, futures, depositary receipts, ETFs, exchange rates, and historical opening and closing prices of each security

The following is a summary of the inputs used as of October 31, 2012 in valuing the Fund’s investments carried at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments	Level 1	Level 2	Level 3	Total
Long-Term Investments	$–	$217,354,004	$–	$217,354,004
Short-Term Investment	–	3,440,000	–	3,440,000
Total Investments	$–	$220,794,004	$–	$220,794,004

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the year ended October 31, 2012, there were no transfers between fair value measurement levels. For the year ended October 31, 2012, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $3,440,000 as of October 31, 2012.

(c) Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d) Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2012

represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(e) Security Transactions, Investment Income and Expenses:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(f) Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

(g) Federal Income Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian Dollar as the functional currency. Accordingly, only realized currency gains/(losses) resulting from the repatriation of Australian Dollars into U.S. Dollars are recognized for U.S. federal tax purposes.

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

(h) Earnings Credits:

The Fund’s custodial arrangements include a provision to reduce its custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transactions with Affiliates

(a) Investment Manager and Investment Adviser:

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Manager and the Investment Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of Managed Assets between $50 million and $100 million and 0.70% of Managed Assets in excess of $100 million. Managed Assets is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $451,097 to the Investment Adviser with respect to the Fund during the fiscal year ended October 31, 2012.

(b) Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly, at an annual fee rate of 0.08% of the Fund’s average weekly Managed Assets up to $500 million, 0.07% of the Fund’s average weekly Managed Assets between $500 million and

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2012

$1.5 billion, and 0.06% of the Fund’s average weekly Managed Assets in excess of $1.5 billion.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the fiscal year ended October 31, 2012, the Fund paid fees of approximately $151,165 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2012, were $44,616,065 and $64,913,935, respectively.

5. Capital

There are 30 million shares of $0.01 par value common stock authorized. At October 31, 2012, there were 22,574,121 shares of common stock issued and outstanding.

In November 2010, the Fund filed a “shelf” registration statement with the SEC, which permited the Fund to issue up to $130 million in shares of common stock through one or more public offerings. The shelf registration is not currently effective and the Fund cannot offer shares for sale until it becomes effective. On December 9, 2010, the Fund announced the pricing of a public offering of its shares of common stock under which the Fund agreed to sell a total of 2,500,000 shares of common stock at a price of $12.50 per share. The offering closed on December 14, 2010. The net proceeds of the offering, which were approximately $30 million, were used to make additional portfolio investments that were consistent with the Fund’s investment objectives and policies. Under the shelf registration statement, the Fund may also sell the Fund’s common shares in one or more at-the-market offerings (the “ATM” offerings) when market conditions are considered favorable. Such shares would only be issued when the premium to net asset value is greater than the costs associated with the transaction. Any proceeds raised would be used for investment purposes. For the year ended October 31, 2012, there were no shares sold through the ATM offering. In 2011, the Fund incurred offering costs associated with the at-the-market offering which were charged against the proceeds of the stock offering. As of October 31, 2012, the offering costs related to unsold shares which were charged to the proceeds of the stock offering in 2011 were capitalized as a prepaid asset and will be charged to paid-in capital upon the issuance of these presently unsold shares. For the year ended October 31, 2012, there were no such costs. These costs are noted on the Statements of Changes in Net Assets.

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%. For the fiscal year ended October 31, 2012 and fiscal year ended October 31, 2011, the Fund did not repurchase any shares through this program.

6. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(b) Concentration Risk:

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2012

investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

(c) Risks Associated with European Markets:

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2012 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$174,040,087	$50,198,565	$(3,444,648)	$46,753,917

The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 was as follows:

	October 31, 2012	October 31, 2011
Distributions paid from:
Ordinary Income	$15,968,371	$11,407,825
Net long-term capital gains	8,411,680	9,817,561
Tax return of capital	–	3,898,244
Total tax character of distributions	$24,380,051	$25,123,630

As of October 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	1,300,061
Total undistributed earnings	$1,300,061
Capital loss carryforward	–	*
Other currency gains	30,559,411
Other Temporary Differences	40,349
Unrealized appreciation/(depreciation) – securities	46,753,917	**
Unrealized appreciation/(depreciation) – currency	(18,565,888	)**
Total accumulated earnings/(losses) – net	$60,087,850

*	During the year ended October 31, 2012, the Fund did not have and therefore did not utilize a capital loss carryforward. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2012

required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to: the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, differing treatments for foreign currencies, and the tax deferral of wash sales.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, 12,177,242 has been reclassified from accumulated net realized gain from investment transactions to distributions in excess of net investment income, 15,218,923 has been reclassified from accumulated net realized gain from investment transactions to accumulated net realized foreign exchange gains as a result of permanent differences primarily attributable to foreign currency transactions. These reclassifications have no effect on net assets or net asset values per share.

Additionally included in the amounts above, in order to segregate accumulated realized foreign currency gains/losses, the Fund reclassified certain prior and current year amounts between the components of net assets from a GAAP to tax basis as of October 31, 2012. Accumulated net realized foreign exchange gains/losses will be recognized for Federal income tax purposes upon repatriation of Australian Dollars to U.S. Dollars.

9. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”),

Disclosures about Offsetting Assets and Liabilities. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the implications of this ASU and its impact on the financial statements has not been determined.

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements as of October 31, 2012.

On December 11, 2012, the Fund announced that it will pay on January 11, 2013, a distribution of US$0.25 per share to all shareholders of record as of December 31, 2012.

Aberdeen Australia Equity Fund, Inc.

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders of

Aberdeen Australia Equity Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Aberdeen Australia Equity Fund, Inc. (the “Fund”), as of October 31, 2012, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2008, were audited by other auditors. Those auditors expressed an unqualified opinion on the statement of changes in net assets and financial highlights in their report dated December 23, 2008.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with custodians, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of the Aberdeen Australia Equity Fund, Inc. present fairly, in all material respects, the financial position of the Fund as of October 31, 2012, and the results of its operations for the year then ended, and its changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

Aberdeen Australia Equity Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Australia Equity Fund, Inc. during the fiscal year ended October 31, 2012:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
01/13/12	0.290000	0.000000	0.000000	0.290000	0.001392	0.291392	0.154280	0.290000
04/13/12	0.280000	0.000000	0.000000	0.280000	0.001344	0.281344	0.148960	0.280000
07/13/12	0.260000	0.122625	0.000000	0.137375	0.000659	0.138034	0.073084	0.137375
10/12/12	0.250000	0.250000	0.000000	0.000000	0.000000	0.000000	0.000000	0.000000

(1)	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
(2)	The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Supplemental Information (unaudited)

Considerations in Approving Renewal of Management Agreement and Investment Advisory Agreement (IAF)

At an in-person meeting of the Board of Directors (the “Board”) of the Aberdeen Australia Equity Fund, Inc. (the “Fund”) held on September 4, 2012, the Board, including all of the Directors who are not considered to be “interested persons” as such term is defined under the Investment Company Act of 1940, as amended, of the Fund (the “Independent Directors”), considered and approved for an additional twelve-month term the continuation of the Fund’s management agreement with Aberdeen Asset Management Asia Limited (the “Investment Manager”) and the investment advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Management Limited (the “Investment Adviser”) (collectively, the “Agreements”). The Investment Adviser is an affiliate of the Investment Manager. The Investment Manager and the Investment Adviser are sometimes each referred to as an “Adviser” and, collectively, as the “Advisers.”

The Independent Directors were advised by separate independent legal counsel throughout the process. In advance of the meeting, the Independent Directors received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. At the meeting, the Directors reviewed a report prepared by the Advisers in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors, and discussed this report with representatives of the Advisers. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding the renewal of the

Agreements. The Directors also considered the recommendation of the Contract Review Committee of the Board (the “Committee”), consisting solely of Independent Directors, that the Agreements be renewed, noting that the Committee also had discussed, with representatives of management and separately in executive sessions with independent counsel at which no representatives of management were present, among other factors, the nature, extent and quality of the management and advisory services provided to the Fund by the Advisers, the level of the management and advisory fees, the costs of the services provided and the profits realized by the Advisers and their affiliates, the Fund’s expense ratio, Fund performance, the Fund’s and the Advisers’ compliance programs, any economies of scale with respect to the management of the Fund, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund, and various other matters included within the report of the Advisers.

In considering whether to approve the renewal of the Agreements, the Directors received and considered a variety of information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative performance, fee and expense information of a peer group of funds selected by an independent third-party provider of investment company data, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The Board’s materials also contained information as to the profitability of the Advisers and their affiliates from their relationship with the Fund. The Committee and the Board of Directors, including the Independent Directors, also

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited) (continued)

considered other matters such as (i) the Advisers’ financial results and financial condition, (ii) the Fund’s investment objective and strategies, (iii) the Advisers’ investment personnel and operations, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) possible conflicts of interest. Throughout the process, the Directors were afforded the opportunity to ask questions of and request additional information from management.

In addition to the materials requested by the Directors in connection with their consideration of the renewal of the Agreements, the Directors receive materials in advance of each regular quarterly meeting that provide information relating to the services provided by the Advisers. In this regard, the Board reviews reports of the Advisers which include, among other things, a portfolio review and Fund performance reports.

In approving (or, in the case of the Committee, recommending) the renewal of the Agreements, the Committee and the Board of Directors reached, among others, the following conclusions:

•

Nature, Extent and Quality of Services.  The Committee and the Board were satisfied with the nature, quality and extent of services provided by the Advisers. In reaching this conclusion, the Committee and the Board reviewed, among other things, the Advisers’ investment experience, including the growth and development of their Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board (and the Committee) received information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Committee and the Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Committee and the Board also considered the allocation of responsibilities among the Advisers. In addition, the Committee and the Board considered the financial condition of the Advisers and whether they had the financial wherewithal to provide a high level and quality of service to the Fund. The Committee and the Board also considered information received from the Fund’s Chief

Compliance Officer regarding the Advisers’ compliance policies and procedures. The Committee and the Board also took into account the Advisers’ risk management processes. The Committee and the Board also considered the Advisers’ brokerage polices and practices. Management also reported to the Committee and the Board on, among other things, its business plans and organizational changes. The Committee and the Board also noted that the Board reviewed and assessed the quality of the services the Fund receives from the Advisers throughout the year, and received detailed portfolio review and performance reports on a regular basis. The Committee and the Board determined that the advisory services provided were extensive in nature and of high quality.

•

Fees and Expenses.  The effective annual management fee rate paid by the Fund to the Investment Manager for investment management services was within a reasonable range relative to the effective advisory fee rates of a peer group consisting of closed-end funds in the Pacific/Asia ex-Japan Stock Morningstar category as compiled by Strategic Insight (“SI”), an independent third-party provider of mutual fund data (the “Peer Group”). The SI data indicated that the Fund’s effective management fee rate (computed based on average managed assets for the six months ended April 30, 2012, and which reflects both the advisory fee and the administration fee) was below the Peer Group’s median and average fee rates, respectively. The Committee and the Board noted that, among other information, the SI data also indicated that the Fund’s annualized expense ratio based on average net assets for the six months ended April 30, 2012 was below the average and median expense ratios, respectively, of the Peer Group. The Committee and the Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total Managed Assets, whether attributable to common stock, preferred stock, or bank borrowings, if any. The Committee and the Board also considered that the compensation paid to the Investment Adviser is paid by the Investment Manager and not the Fund, and, accordingly that the retention of the Investment Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. The Board also considered information about the Investment Adviser’s fees, including the amount of the management fees retained by the Investment Manager after payment of the advisory fee. The Committee and the Board also took into account the size of the Fund and its effect on the Fund’s expense ratio, as well as steps taken to increase Fund assets. The Committee and the Board also took into account management’s discussion of the Fund’s expenses, as well as certain actions previously taken to reduce the Fund’s

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited) (concluded)

operating expenses. The Committee and the Board also received information from management regarding the fees charged by the Advisers to an open-end and a closed-end fund, both incorporated outside of the U.S., investing primarily in an asset class similar to that of the Fund. The Committee and the Board concluded that the fee paid by the Fund was reasonable, given the differences in the funds’ sizes, investment objectives and restrictions, and diversification requirements.

•

Performance.  The Committee and the Board received and reviewed, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”). The SI report indicated that the Fund’s performance was in the 3rd quintile for the one-year period ended April 30, 2012, was in the 4th quintile for the three-year period ended April 30, 2012, and was in the 3rd quintile for the five-year period ended April 30, 2012. The Committee and the Board also received performance information from management that compared the Fund’s return to comparable non-U.S. investment companies in its Lipper category.

The Committee and the Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information and the impact of foreign currency movements on the Fund’s performance. The Committee and the Board also received and reviewed information as to the Fund’s total return for each of the last five fiscal years as compared with the total returns of the Morningstar Group average, and other Aberdeen-managed funds. The Committee and the Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds. The Committee and the Board also reviewed information as to the Fund’s discount/premium ranking relative to the Morningstar Group. The Committee and the Board also noted that the Fund underperformed its benchmark for the one- and three-year periods ended April 30, 2012, and outperformed its benchmark on a gross basis for the five- year period ended April 30, 2012. The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Fund’s underperformance relative to its benchmark over one- and three-year periods, including the impact of market conditions. The Board also noted the change implemented to the Fund’s investment strategy effective March 2012. Taking into account the widely-varied investment mandates of the peer funds, the Committee and the Board concluded that overall performance results were satisfactory and supported renewal of the Agreements.

•

Economies of Scale.  The Board took into account management’s discussion of the Fund’s management fee structure. The Board determined that the management fee structure was reasonable and reflects economies of scale being shared between the Fund and the Advisers. This determination was based on various factors including that the Fund’s management fee schedule provides breakpoints at higher asset levels and how the Fund’s management fee compared relative to its Peer Group at higher asset levels.

•

Profitability; Ancillary Benefits.  The Committee and the Board reviewed information indicating the costs and profitability of the Advisers and their affiliates in providing services to the Fund, as well as any ancillary benefits. In addition, the Committee and the Board received information with respect to management’s allocation methodologies used in preparing this profitability data. The Board noted that AAMI, an affiliate of the Advisers, provides administrative and investor relations services to the Fund, for which it receives fees. The Committee and the Board determined that in light of the nature, extent and quality of services provided to the Fund, the profitability of the Advisers and its affiliates from their relationship with the Fund was reasonable, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund were reasonable.

In considering the Agreements, the Committee and the Board considered a variety of factors, including those factors discussed above. The Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund’s surrounding circumstances, and each Director may have attributed different weight to the various factors. Based on their deliberations and their evaluation of the information provided to them, the Committee and the Board, including a majority of the Independent Directors, concluded that approval of the renewal of the Agreements was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Directors voting separately, approved the renewal of the Agreements.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

As of October 31, 2012

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Interested Director

Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Class II Director	Term expires 2014; Director since 2001	Mr. Young is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC since 1991. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.	2	None

Independent Directors

P. Gerald Malone 48 Barmouth Road London SW18 2DP United Kingdom Year of Birth: 1950	Class II Director	Term expires 2014; Director since 2008	Mr. Malone is, by profession, a solicitor of some 38 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to a privately owned pharmaceutical company. He is Chairman of the Board of Trustees of Aberdeen Funds and Chairman of the Board of Directors of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.	28	None

Neville J. Miles 142 Martins Lane Knockrow NSW 2010 Australia Year of Birth: 1946	Chairman of the Board; Class I Director	Term expires 2013; Director since 1996	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies.	28	None

William J. Potter c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1948	Class III Director	Term expires 2015; Director since 1985	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004, a Director of Alexandria Bancorp (international banking and trustee services) since 1989, and a Director of National Foreign Trade Council (international trade) since 1983.	3	None

Peter D. Sacks c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1945	Class II Director	Term expires 2014; Director since 1999	Mr. Sacks has been a Director and Founding Partner of Toron Investment Management (investment management) since 1988. He is also a Director and Investment Advisory Committee member of several private and public sector funds in Canada.	28	None

Moritz Sell 1 Crown Court, Cheapside London EC2V 6LR Year of Birth: 1967	Class I Director	Term expires 2013; Director since 2004	Mr. Sell has been a director, market strategist of Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) since 1996.	2	None

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

John T. Sheehy B.V. Murray and Company 666 Goodwin Avenue Suite 300 Midland Park, NJ 07432 Year of Birth: 1942	Class III Director	Term expires 2015; Director since 1985	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) since 2006. He was a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011, a Director of Smarte Carte, Inc. (airport services) from 2007 until 2010, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	28	None

*	Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., the Aberdeen Funds, The Singapore Fund, Inc., The Asia-Tigers Fund, Inc. and The India Fund, Inc. have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Young is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager and Investment Adviser.
-	Mr. Sherman resigned as a director of the Aberdeen Asia-Pacific Income Fund, Inc. and of the Aberdeen Australia Equity Fund, Inc. effective as of July 9, 2012.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer and Vice President, Compliance	Since 2011	Currently, Vice President and Head of Compliance - U.S. for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Mark Daniels Aberdeen Asset Management Limited Level 6, 201 Kent St Sydney, NSW 2000 Australia Year of Birth: 1955	Vice President	Since 2005	Currently, Investment Director, Equities-Asia (since 2011). Previously, Head of Australian Equities of the Aberdeen Group (asset management group consisting of subsidiaries of Aberdeen Asset Management PLC) (since 2005); Fund Manager of Aberdeen Asset Managers Limited (1990 to 2005).

Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2009	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Ferrari was an Accounting Analyst at Delaware Investments.

Martin Gilbert Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Vice President	Since 2008	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. He was President of the Fund, of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and has been President since September 2006 of Aberdeen Asset Management Inc., the Fund’s Administrator. Mr. Gilbert also serves as officer and/or director of various Aberdeen group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2009	Currently, Head of Product – US, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2008	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Mr. Keener was a Private Equity Supervisor with SEI Investments (2004-2006).

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2008	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Principal Accounting Officer	Since 2009	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2008	Currently, Global Head of Legal and Vice President and Director for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006).

Christian Pittard** Aberdeen Asset Management Investment Services Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President	Since 2009	Currently, Group Development Director, Collective Funds for Aberdeen Asset Investment Services Limited. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005).

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2008	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on March 7, 2012.
**	Messrs. Cotton, Goodson, Keener and Pittard and Mses. Ferrari, Kennedy, Melia, Nichols and Sitar hold the same position with Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be part of the same “Fund Complex” as the Fund. Messrs. Cotton, Goodson and Pittard and Mses. Kennedy, Melia, Nichols and Sitar hold officer positions with Aberdeen Funds, Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Chile Fund, Inc., and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Fund. Messrs. Goodson and Pittard and Mses. Kennedy, Melia and Nichols hold officer position with The Singapore Fund, Inc., The Asia-Tigers Fund, Inc., and The India Fund, Inc. which may be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Australia Equity Fund, Inc.

Corporate Information

Directors

Neville J. Miles, Chairman

P. Gerald Malone

William J. Potter

Peter D. Sacks

Moritz Sell

John T. Sheehy

Hugh Young

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Mark Daniels, Vice President

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Jennifer Nichols, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “IAF”. Information about the Fund’s net asset value and market price is available at www.aberdeeniaf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 – Code of Ethics.

As of October 31, 2012, the Registrant had adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions. During the period covered by this report, there were no material changes to the Code of Ethics. During the period covered by this report, there were no waivers to the provisions of the Code of Ethics. A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3 – Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that the following member of its Audit Committee qualifies as an “Audit Committee Financial Expert,” as that term is defined in Item 3 of Form N-CSR: John T. Sheehy. Mr. Sheehy is considered by the Board to be an “Independent Director,” as that term is defined in Item 3 of Form N-CSR.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2012	$51,700	$0	$6,700	Nil
October 31, 2011	$98,000	$20,000[2]	$6,433	Nil

[1]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.
[2]	$20,000 related to public offering of shares that occurred on April 13, 2011.

(e)(1) The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Adviser or Sub-Adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the Independent Standards Board (“ISB”) Standard No. 1. The Audit Committee Charter also provides that the Audit Committee shall review in advance, and consider approval of, any and all proposals by Management or the Investment Manager that the Registrant, Investment Manager or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.

(e)(2)

None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal year ended October 31, 2012, KPMG billed $1,029,777 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Investment Adviser.

The aggregate non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s Investment Adviser, Investment Manager and Administrator for the fiscal year ended October 31, 2011, as reported on the Form N-CSR filed on January 6, 2012 [SEC Accession No. 0001193125-12-004331], was incorrect, and should be replaced by $542,532, as reported in this Form N-CSR.

(h)

The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal year ended October 31, 2012, the audit committee members were:

Neville J. Miles

Peter D. Sacks

Moritz Sell

John T. Sheehy

(b)	Not applicable.

Item 6 – Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant's Board of Directors has the opportunity to periodically review the Investment Manager's and Investment Adviser's proxy voting policies and material amendments thereto. The Registrant's Board of Directors most recently ratified the proxy voting policies of the Investment Manager and Investment Adviser in March 2006.

The proxy voting policies of the Registrant are referenced in Exhibit A and Investment Manager and Investment Adviser are referenced in Exhibit B.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

 (a)(1) The information in the table below is as of January 4, 2013

Individual & Position	Services Rendered	Past Business Experience
Hugh Young Managing Director Equities – Asia Investment Management	Responsible for equities globally from the Singapore office.	Hugh Young set up the Singapore office in 1992 as the Group's Asia-Pacific headquarters. He is also head of equities globally and a member of the executive committee responsible for day-to-day running of our parent company, Aberdeen. Hugh has over 25 years' experience in investment management and has managed the Group's Asian assets since 1985, including award-winning mutual funds and closed-end funds. Before joining Aberdeen, his career included posts at Fidelity International and MGM Assurance.
Mark Daniels Investment Director Equities – Asia Investment Management	Investment Director with the Australian equities team	Mark has spent over 25 years with Aberdeen, much of that as a UK equity manager, in particular of closed ended funds. Since moving to Sydney in 2005, Mark has helped embed the Group's highly regarded, bottom-up investment process. Previously, Mark worked for Cork Gully where he was a supervisor responsible for receiverships and liquidations. Prior to that, Mark worked as an articled clerk at Coopers & Lybrand.
Michelle Lopez Investment Manager Equities – Asia Investment Management	Investment manager on the Australian equities team.	Michelle joined Aberdeen in 2004 and is an investment manager on the Australian equities team. Previously, Michelle worked for KPMG – Corporate Finance as an intern, and Watson Wyatt as a quant analyst.
Natalie Tam Investment Manager Equities – Asia Investment Management	Investment manager on the Australian equities team.	Natalie joined Aberdeen in 2005 from Deutsche Bank, where she worked as an equity research analyst. She was earlier an intern at Coca Cola Amatil (business development), Rothschild (corporate finance) and Promina Group (management accounting).

Robert Penaloza Head of Australian Equities	Currently Head of Australian Equities.	Joined Aberdeen in 1997 as an assistant investment manager on the Asia ex-Japan equity desk in Singapore where he gained the company's distinctive ‘bottom-up’ investment style and regional portfolio management experience. He was also CEO and head of investments for Aberdeen Thailand where he established the company's successful investment management business.

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)

Hugh Young	16	$11,339.58	79	$60,465.12	124	$43,952.79

Mark Daniels	8	$9,183.49	24	$32,399.86	57	$18,857.19

Michelle Lopez	8	$9,183.49	24	$32,399.86	57	$18,857.19

Natalie Tam	8	$9,183.49	24	$32,399.86	57	$18,857.19

Robert Penaloza	8	$9,183.49	24	$32,399.86	57	$18,857.19

Total assets are as of October 31, 2012 and have been translated .to U.S. dollars at a rate of £1.00 = $1.61.

There are two Pooled Investment Vehicles and nine other accounts (with assets under management totaling approximately $3.04 billion) managed by Hugh Young and 5 other accounts (with assets under management totaling approximately $1.18 billion) managed by Mark Daniels, Michelle Lopez, Natalie Tam and Robert Penaloza with respect to which part of the advisory fee is based on the performance of the account. The investment strategies of these accounts are significantly different from those of the Registrant, so the performance fee should not create any conflict between that of the Portfolio Manager (and consequently, the Investment Manager and the Investment Adviser) and the interest of the Registrant.

Aberdeen Asset Management PLC’s (“Aberdeen”) remuneration policies are designed to support its business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for its clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards which are payable to all members of staff are non-pensionable, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, the Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen PLC for the benefit of shareholders. Long-term incentive plans can be either fund or share based and typically vest over one, two and three year periods.

(4)(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2012
Hugh Young	$10,001-$50,000
Mark Daniels	$0
Michelle Lopez	$0
Natalie Tam	$0
Robert Penaloza	$0

(b) Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1 through November 30, 2011	0	0	0	225,741

December 1 through December 31, 2011	0	0	0	225,741
January 1 through January 31, 2012	0	0	0	225,741
February 1 through February 29, 2012	0	0	0	225,741
March 1 through March 31, 2012	0	0	0	225,741
April 1 through April 30, 2012	0	0	0	225,741
May 1 through May 31, 2012	0	0	0	225,741
June 1 through June 30, 2012	0	0	0	225,741
July 1 through July 31, 2012	0	0	0	225,741
August 1 through August 31, 2012	0	0	0	225,741
September 1 through September 30, 2012	0	0	0	225,741
October 1 through October 31, 2012	0	0	0	225,741

Total	0	0	0	-

[1] The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2012, there were no material changes to the policies by which stockholders may recommend nominees to the Fund’s Board.

Item 11- Controls and Procedures.

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant's internal control over financial reporting that occurred during the Registrant’s second fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2(f) of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By:	/s/ Christian Pittard

Christian Pittard,
Principal Executive Officer of
Aberdeen Australia Equity Fund, Inc.

Date: January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard

Christian Pittard,
Principal Executive Officer of
Aberdeen Australia Equity Fund, Inc.

Date: January 4, 2013

By:	/s/ Andrea Melia

Andrea Melia,
Principal Financial Officer of
Aberdeen Australia Equity Fund, Inc.

Date: January 4, 2013

EXHIBIT LIST

12(a)(1) – Code of Ethics

A – Registrant’s Proxy Voting Policies

B – Investment Manager’s and Investment Adviser’s Proxy Voting Policies

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1) and 12(c)(2) Distribution notice to stockholders